UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	May 16, 2024

PATRICK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-03922	35-1057796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 W. Franklin St.
Elkhart,	Indiana	46516	(574)	294-7511
(Address of Principal Executive Offices)		(Zip Code)	Registrant's Telephone Number, including area code

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	PATK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).            Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 16, 2024, following the Annual Meeting of Shareholders of Patrick Industries, Inc. (the “Company”), the Board of Directors (the “Board”) appointed Andy L. Nemeth, the Company’s Chief Executive Officer and a director of the Board, to the role of Chairman. Todd M. Cleveland had previously served as the Company’s Chairman of the Board since May 2018 and will continue to serve as a director. In addition, the Board appointed John A. Forbes, a director of the Board since August 2011, as the Company’s lead independent director, a position previously held by M. Scott Welch who will continue to serve as a director of the Board.

Item 5.07 Submission of Matters to a Vote of Security Holders
The Annual Meeting of Shareholders of the Company was held on May 16, 2024. The total shares outstanding on the record date, March 22, 2024, were 22,401,350. The total shares voted at the meeting in person or by proxy were 20,918,226 which represented 93.38% of the total outstanding eligible votes. Each of the director nominees were elected and each of the proposals voted upon at the annual meeting were adopted by the requisite shareholder vote. The results of the matters voted upon at the Annual Meeting of Shareholders are as follows:
Proposal 1 - Election of nine directors to the Board of Directors to serve until the 2025 Annual Meeting.

Directors	For	Withheld	Broker Non-Votes
Joseph M. Cerulli	16,329,855	3,592,334	996,037
Todd M. Cleveland	19,199,910	722,279	996,037
John A. Forbes	18,362,981	1,559,208	996,037
Michael A. Kitson	18,376,171	1,546,018	996,037
Pamela R. Klyn	18,597,538	1,324,651	996,037
Derrick B. Mayes	18,555,346	1,366,843	996,037
Andy L. Nemeth	19,680,635	241,554	996,037
Denis G. Suggs	18,503,036	1,419,153	996,037
M. Scott Welch	18,549,886	1,372,303	996,037
Proposal 2 - Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2024. There were no broker non-votes.

For	Against	Abstain
20,688,537	142,488	87,201

Proposal 3 - To approve, in an advisory and non-binding vote, the compensation of the Company’s named executive officers for fiscal year 2023.

For	Against	Abstain	Broker Non-Votes
18,846,809	1,045,743	29,637	996,037
Item 8.01    Other Events
On May 16, 2024, the Board of Directors of Patrick Industries, Inc. declared a quarterly cash dividend of $0.55 per share of common stock, which will be payable on June 17, 2024, to shareholders of record at the close of business on June 3, 2024.
(a) Press Release - Dated May 20, 2024 as contained in Exhibit 99.1

Item 9.01     Financial Statements and Exhibits
(d)    Exhibits
Exhibit 99.1 - Press Release issued May 20, 2024

Exhibit 104 - Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.
(Registrant)

Date: May 20, 2024	By:	/s/ Andrew C. Roeder
Andrew C. Roeder
Executive Vice President - Finance, Chief Financial Officer, and Treasurer